UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2006
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
3005 Southwest Third Avenue
Fort Lauderdale, Florida 33315
(Address of Principal Executive Office) (Zip Code)
(954) 525-1505
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 9.01 Financial Statements and Exhibits.
On March 31, 2006, Middleton Pest Control, Inc., an indirect wholly-owned subsidiary of the Registrant, acquired substantially all of the assets of Ron Fee, Inc., a Florida Subchapter S corporation (“Ron Fee”).
This Current Report on Form 8-K/A contains the information required by Item 9.01 of Form 8-K relating to the acquisition of Ron Fee.
(a)	Financial Statements of Business Acquired.

The financial statements of Ron Fee are attached as Exhibit A to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma financial information relating to the Ron Fee acquisition are attached as Exhibit B to this Current Report on Form 8-K/A.

(c)	Shell company Transactions.

Not applicable.

(d)	Exhibits.

Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION

Date: June 13, 2006	By:	/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Chief Financial Officer

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EXHIBIT A
RON FEE, INC.
AUDITED FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Ron Fee, Inc.
Spring Hill, Florida
We have audited the accompanying balance sheets of Ron Fee, Inc. (a Florida Subchapter S Corporation) as of December 31, 2005 and 2004 and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ron Fee, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, on March 31, 2006, the Company entered into an asset purchase agreement with Sunair Services Corporation through its wholly-owned subsidiary Middleton Pest Control, Inc. (“Middleton”). Middleton provided $5,525,000 as consideration for the acquisition that closed on March 31, 2006.
/s/ Berenfeld Spritzer Shechter & Sheer
April 27, 2006
Sunrise, Florida

RON FEE, INC.
BALANCE SHEETS
AS OF DECEMBER 31,
ASSETS

	2005	2004
CURRENT ASSETS:

Cash	$21,794	$54,659
Accounts receivable, net	207,083	180,916
Inventories	87,431	36,189
Prepaid and other current assets	40,854	8,505

Total Current Assets	357,162	280,269

Property, plant and equipment, net	1,224,833	1,222,406

Other assets	1,144	1,144

TOTAL ASSETS	$1,583,139	$1,503,819

The accompanying notes are an integral part of these financial statements.

RON FEE, INC.
BALANCE SHEETS
AS OF DECEMBER 31,
LIABILITIES AND STOCKHOLDERS’ EQUITY

	2005	2004
CURRENT LIABILITIES:

Notes payable — Line of credit	$—	$206,257
Customer deposits	63,241	29,568
Accounts payable	6,771	9,417
Accrued expenses	8,556	11,623
Notes payable, current portion	5,664	23,555

Total Current Liabilities	84,232	280,420

Notes payable, net of current portion	24,325	42,873

COMMITMENTS AND CONTINGENCIES:
Total Liabilities	108,557	323,293

STOCKHOLDERS’ EQUITY:

Common stock, $1.00 par value, 1,000 shares authorized and 800 shares issued and outstanding	800	800
Contributed capital	71,281	71,281
Retained earnings	1,402,501	1,108,445

Total Stockholders’ Equity	1,474,582	1,180,526

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,583,139	$1,503,819

The accompanying notes are an integral part of these financial statements.

RON FEE, INC.
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,

	2005	2004
SALES	$4,315,092	$3,815,064

COST OF SALES	1,713,768	1,568,152

GROSS PROFIT	2,601,324	2,246,912

SELLING AND ADMINISTRATIVE EXPENSES	2,241,472	2,114,814

INCOME FROM OPERATIONS	359,852	132,098

OTHER INCOME (EXPENSES):
Interest income	144	99
Interest expense	(10,336)	(15,622)
Gain on sale of asset	176,933	310,947

Total Other Income (Expenses)	166,741	295,424

NET INCOME	$526,593	$427,522

The accompanying notes are an integral part of these financial statements.

RON FEE, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2005 AND 2004

	COMMON STOCK		CONTRIBUTED	RETAINED	STOCKHOLDERS’
	SHARES	AMOUNT	CAPITAL	EARNINGS	EQUITY
BALANCE, DECEMBER 31, 2003	800	$800	$71,281	$791,378	$863,459

CASH DISTRIBUTIONS			—	(110,455)	(110,455)

NET INCOME — DECEMBER 31, 2004			—	427,522	427,522

BALANCE, DECEMBER 31, 2004	800	800	71,281	1,108,445	1,180,526

CASH DISTRIBUTIONS			—	(232,537)	(232,537)

NET INCOME — DECEMBER 31, 2005			—	526,593	526,593

BALANCE, DECEMBER 31, 2005	800	$800	$71,281	$1,402,501	$1,474,582

The accompanying notes are an integral part of these financial statements.

RON FEE, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$526,593	427,522
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	198,404	192,000
Bad debt expense	47,000	33,000
Gain on disposals	(176,933)	(310,947)
(Increase) Decrease in Assets:
Accounts receivable	(73,167)	(51,105)
Inventories	(51,242)	14,630
Prepaid and other current assets	(32,349)	11,652
Increase (Decrease) in Liabilities:
Accounts payable and accrued expenses	(5,712)	(37,228)
Customer deposits	33,673	29,568

Net Cash Provided By Operating Activities	466,267	309,092

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant, and equipment	(361,800)	(69,917)
Proceeds from sale of property	370,552	162,470

Net Cash Provided By Investing Activities	8,752	92,553

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of note payable	(69,091)	(147,860)
Repayment of line of credit	(226,247)	(116,882)
Proceeds from line of credit	19,991	27,028
Distributions paid	(232,537)	(110,455)

Net Cash Used In Financing Activities	(507,884)	(348,169)

NET INCREASE (DECREASE) IN CASH	(32,865)	53,476

CASH, BEGINNING OF YEAR	54,659	1,183

CASH, END OF YEAR	$21,794	$54,659

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$10,336	$15,623

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
The Company purchased property and equipment and in conjunction with the acquisitions, liabilities were incurred as follows:
Fair value of assets acquired	$44,416	$78,850
Cash paid for the assets	—	—

Liabilities incurred	$44,416	$78,850

The accompanying notes are an integral part of these financial statements.

RON FEE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business activity
Ron Fee, Inc. (the “Company”), a Florida corporation, provides lawn, shrub and household pest control and subterranean termite control programs to both residential and commercial customers in West Central Florida.
Basis of Presentation
The Company has prepared the financial statements in accordance with accounting principles generally accepted in the United States of America.
Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.
Cash equivalents
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Accounts receivable
Accounts receivable consists of balances due from sales. The Company monitors accounts receivable and maintains allowances for anticipated losses. Accordingly, the Company has established allowances for doubtful accounts based on the individual accounts receivable balances. As of December 31, 2005 and 2004 the reserves for such accounts totaled $80,000 and $33,000, respectively.
Inventories
Inventories are stated at the lower of cost or market value, cost being determined using the first in, first out method.
Property, plant, and equipment
Property, plant and equipment are carried at cost. Depreciation is provided over the estimated useful lives of the assets using the straight-line method. The estimated useful lives used to compute depreciation are as follows:

Building	40 years
Furniture, fixtures and equipment	5 to 7 years
Leasehold improvements and vehicles	5 years
The cost of maintenance and repairs is charged to expense as incurred; renewals and betterments are capitalized. When properties are retired or otherwise disposed of, the cost of such properties and the related accumulated depreciation are removed from the accounts. Any profit or loss is credited, or charged to income.

RON FEE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Impairment of long-lived assets and long-lived assets to be disposed of
The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the assets exceed the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no asset impairments during the years ended December 31, 2005 and 2004.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash.
The Company maintains cash balances at one financial institution. The accounts at this financial institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. As of December 31, 2005 and 2004 the company did not have cash in excess of the FDIC limits.
Income Taxes
The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares.
Revenue recognition
Sales revenues are recorded at the time services are performed. Generally, pest control customers sign an initial one year contract, and the Company defers recognition of these payments and recognizes the revenue as services are performed.
Advertising costs
The Company expenses advertising costs as incurred. Advertising expenses totaled approximately $33,712 and $22,999 for the years ended December 31, 2005 and 2004, respectively.
Fair value of financial instruments
The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments approximate their respective estimated fair values due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

RON FEE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
NOTE 2 — PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consist of the following at December 31:

	2005	2004
Land	$201,368	$259,906
Building	642,725	623,232
Furniture and fixtures	42,885	25,399
Equipment — operating and office	268,144	212,311
Vehicles	1,334,347	1,344,373

	2,489,469	2,465,221
Accumulated Depreciation	1,264,636	1,242,815

	$1,224,833	$1,222,406

Depreciation expense consists of $198,404 and $192,000 during the years ended December 31, 2005 and 2004, respectively.
NOTE 3 — NOTES PAYABLE
The Company has equipment loans with various financial institutions. Interest rates range from 0% to 9% per annum. The loans mature from various dates through 2010. The loans are collateralized by the various equipment financed. Total interest expense as of December 31, 2005 and 2004 totaled $10,336 and $15,623, respectively.
The following is a summary of scheduled future principal payments as of December 31, 2005:

Year ended December 31,
2006	$5,664
2007	6,195
2008	6,775
2009	7,410
2010	3,945

Total notes payable	$29,989

RON FEE, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
NOTE 4 — LINE OF CREDIT
The Company has a $300,000 revolving line of credit with a financial institution that is payable, interest only, monthly and accrues at a variable annual rate equal to the sum of 3.15% per annum (One-Month LIBOR). At December 31, 2005 and 2004 the amount payable on the line of credit totaled $0 and $206,257, respectively.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
LEASES
The Company has operating leases for vehicles through 2009. At December 31, 2005 the future minimum lease payments were as follows:

2006	$18,816
2007	18,816
2008	11,625
2009	5,383

Total	$54,640

Total expense related to the operating leases for the years ended December 31, 2005 and 2004 were $11,036 and $0, respectively.
NOTE 6 — EMPLOYEES’ RETIREMENT PLAN
The Company maintains an employee 401(k) retirement plan for substantially all of its full-time employees. The Company matches 100% of employee contributions up to 4% of the employees’ annual salary. For the years ended December 31, 2005 and 2004, the Company made contributions totaling approximately $34,268 and $31,942, respectively.
NOTE 7 — CONCENTRATIONS
During the fiscal year 2005, the Company’s two largest vendors represented approximately 92% and 12% of total purchases. For fiscal year 2004, the Company’s largest vendor represented approximately 81% of total purchases. No other vendors accounted for more than 10% of total purchases.
NOTE 8 — SUBSEQUENT EVENTS
On March 31, 2006 the Company entered into an Asset Sale Agreement with Middleton Pest Control, Inc. (“Middleton”) to sell substantially all of it’s assets for $5,525,000.

EXHIBIT B
SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
The following unaudited pro forma condensed combined financial statements gives effect to the acquisition (the “Acquisition”) of Ron Fee, Inc. (“Ron Fee”) by Middleton Pest Control, Inc. (“Middleton”), a wholly-owned subsidiary of Sunair Services Corporation (“Sunair”). The total consideration paid in the Acquisition was approximately $5,525,000 and is recorded using the purchase method of accounting.
The unaudited pro forma condensed combined financial statements also give effect to other transactions that occurred during the period, based on unaudited pro forma information presented in previously filed Annual Reports on Form 8-K/A for the acquisition of Spa Creek Services, LLC d/b/a Pest Environmental (“Spa Creek”).
The following presents the Company’s unaudited pro forma condensed combined financial information as of September 30, 2005, for the fiscal year ended September 30, 2005 and for the six months ended March 31, 2006. The unaudited pro forma condensed combined balance sheets as of September 30, 2005 and March 31, 2006 give effect to the transactions as if they had occurred on October 1, 2004. The unaudited pro forma condensed combined statement of income for the year ended September 30, 2005 and condensed combined statement of operations for the six months ended March 31, 2006 give effect to the Acquisition as if it had occurred as of the beginning of such period.
The unaudited pro forma condensed combined financial statements should be read together with the Company’s consolidated financial statements as of September 30, 2005, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.
We are providing the unaudited pro forma condensed combined financial information for illustrative purposes only. The results may have been different had these transactions actually occurred during the periods presented. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the transactions actually occurred during the periods presented or the future results that the Company will experience. The unaudited pro forma condensed combining statements of operations do not give effect to any cost savings or operating synergies expected to result from the acquisition and divestiture or the costs to achieve such cost savings or operating synergies.

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SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
PRO FORMA FINANCIAL STATEMENTS — UNAUDITED — BALANCE SHEET
September 30, 2005

			Pro Forma
	Sunair	Spa Creek	Adjustments For			Ron Fee,	Pro Forma			Pro Forma
	Services	Services, LLC	Spa Creek			Inc.	Adjustments For			Adjustments
	Corporation	Historical	Services, LLC			Historical	Ron Fee, Inc.			For Stock		Pro Forma
	(1)	Unaudited	Acquisition	Notes		Unaudited	Acquisition	Notes		Issuance	Notes	Information
ASSETS
Cash and cash equivalents	$3,220,699	$649,669	$(6,383,088)	(2	)(3)	$76,733	$(4,076,733)	(5	)(6)	$13,655,674	(8)	$7,142,954

								(5	)(6)
Accounts receivables, net	4,983,714	108,572	24,357	(2	)(3)	210,720	23,827	(5	)(6)	—		5,351,190

Interest receivable	14,488	—	—			—	—			—		14,488
Inventories	7,609,727	54,246	12,229	(2	)(3)	106,042	(15,557)	(5	)(6)	—		7,766,687

Deferred tax asset	315,837	—	—			—	—			—		315,837
Prepaid and other current assets	1,435,146	21,580	(21,580)	(3)		32,767	(32,767)	(6)		—		1,435,146
Property, plant and equipment, net	2,321,008	124,846	(94,846)	(2	)(3)	1,175,842	(735,864)	(5	)(6)	—		2,790,986

Notes receivables	334,986	32,976	(32,976)	(3)		—	—			—		334,986
Other assets	80,393	14,766	(14,766)	(3)		1,144	(1,144)	(6)		—		80,393
Non-compete, net	—	996,227	(996,227)	(3)		—	—			—		—
Software costs, net	3,938,402	—	—			—	—			—		3,938,402
Customer lists, net	10,262,250	—	262,000	(2)		—	1,554,000	(5)		—		12,078,250
Goodwill	43,599,379	2,769,534	2,752,398	(2	)(3)	—	3,329,914	(5)		—		52,451,225

Total Assets	$78,116,029	$4,772,416	$(4,492,499)			$1,603,248	$45,676			$13,655,674		$93,700,544

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$4,630,304	$13,649	$(13,649)	(3)		$84,275	$(84,275)	(6)		$—		$4,630,304
Accrued expenses and other liabilities	2,274,312	343,306	(298,306)	(3)		10,585	314,447	(5	)(6)	—		2,644,344

Deferred tax liability	188,400	—	(122,638)	(4)		—	310,751	(7)		—		376,513
Unearned revenues	181,216	—	—			—	73,570	(5)		—		254,786
Customer deposits	1,490,677	257,427	22,490	(2	)(3)	29,568	(7,668)	(5	)(6)	—		1,792,494

Bank line of credit	12,000,000	—	—			—	—			—		12,000,000
Due to shareholder	—	—	—			—	—			—		—
Loan from parent	—	—	—			—	—			—		—
Notes payable and capital leases	5,426,467	6,292,270	(6,292,270)	(3)		31,325	1,197,097	(5	)(6)	—		6,654,889
	—	—	—			—	—			—		—

Total Liabilities	26,191,376	6,906,652	(6,704,373)			155,753	1,803,922			—		28,353,330
Common Stock	1,018,638	—	—			800	(800)	(6)		285,715	(8)	1,304,353
Additional Paid in Capital	37,759,670	—	—			71,281	(71,281)	(6)		13,369,959	(8)	51,129,629
Member’s Capital	—	500,000	(500,000)	(3)		—	—			—		—
Retained earnings (deficit)	13,170,774	(2,634,236)	2,711,874	(3)		1,375,414	(1,686,165)	(6)		—		12,937,661
Translation adjustment	(24,429)	—	—			—	—			—		(24,429)

Total Stockholders’ Equity	51,924,653	(2,134,236)	2,211,874			1,447,495	(1,758,246)			13,655,674		65,347,214

Total Liabilities and Stockholders’ Equity	$78,116,029	$4,772,416	$(4,492,499)			$1,603,248	$45,676			$13,655,674		$93,700,544

The accompanying notes are an integral part of these statements of financial information.

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SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
PRO FORMA FINANCIAL STATEMENTS — UNAUDITED — STATEMENT OF INCOME
YEAR ENDED 9/30/2005

			Pro Forma
	Sunair	Spa Creek Services,	Adjustments For			Pro Forma
	Services	LLC	Spa Creek Services,		Ron Fee, Inc.	Adjustments For
	Corporation	Historical	LLC		Historical	Ron Fee, Inc.		Pro Forma
	(1)	Unaudited	Acquisition	Notes	Unaudited	Acquisition	Notes	Information
Revenues	$31,451,770	$3,583,615	$—		$4,179,553	$—		$39,214,938

Cost of revenues	21,244,761	413,053	—		1,654,442	—		23,312,256

Gross Profit	10,207,009	3,170,562	—		2,525,111	—		15,902,682

Selling, general and administrative expenses	10,020,901	3,658,012	45,000	(3)	2,276,022	—		15,999,935

Income (loss) from operations	186,108	(487,450)	(45,000)		249,089	—		(97,253)

Other income (expenses)	(6,109)	20,998	—		590,778	—		605,667

Income (loss) before provision for income taxes	179,999	(466,452)	(45,000)		839,867	—		508,414

Benefit (provision) for income taxes	415,558	—	122,638	(4)	—	(310,751)	(7)	227,445

NET INCOME (LOSS)	$595,557	$(466,452)	$77,638		$839,867	$(310,751)		$735,859

Pro-forma net income per common share:
Basic	$0.08							$0.09

Diluted	$0.05							$0.06

Weighted average of pro-forma shares outstanding:
Basic	7,556,857							7,842,482

Diluted	11,478,074							12,171,594

The accompanying notes are an integral part of these statements of financial information.

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SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
PRO FORMA FINANCIAL STATEMENTS — UNAUDITED — STATEMENT OF OPERATIONS
SIX MONTHS ENDED 3/31/2006

		Spa Creek Services,	Pro Forma			Pro Forma
	Sunair	LLC	Adjustments For		Ron Fee, Inc.	Adjustments
	Services	Historical	Spa Creek Services,		Historical	For
	Corporation	Unaudited	LLC		Unaudited	Ron Fee, Inc.		Pro Forma
	(1)	(9)	Acquisition	Notes	(10)	Acquisition	Notes	Information
Revenues	$27,651,312	$755,304	$—		$2,277,922	$—		$30,684,538

Cost of revenues	11,933,476	85,855	—		796,276	—		12,815,607

Gross Profit	15,717,836	669,449	—		1,481,646	—		17,868,931

Selling, general and administrative expenses	16,713,752	654,573	—		1,055,633	—		18,423,958

Income (loss) from operations	(995,916)	14,876	—		426,013	—		(555,027)

Other income (expenses)	(632,573)	(173,845)	—		(87,777)	—		(894,195)

Income (loss) before provision for income taxes	(1,628,489)	(158,969)	—		338,236	—		(1,449,222)

Benefit (provision) for income taxes	466,057	—	(58,819)	(9)	—	125,147	(10)	532,385

NET INCOME (LOSS)	$(1,162,432)	$(158,969)	$(58,819)		$338,236	$125,147		$(916,837)

Pro-forma net income per common share:
Basic	$(0.10)							$(0.07)

Diluted	$(0.10)							$(0.07)

Weighted average of pro-forma shares outstanding:
Basic	11,646,412							13,060,559

Diluted	11,661,482							13,075,631

The accompanying notes are an integral part of these statements of financial information

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SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
Pro Forma Financial Statements — September 30, 2005
(1)	The Spa Creek and Ron Fee acquisitions were completed December 16, 2005 and March 31, 2006, respectively. As such their respective assets and liabilities are not included in the historical balance sheets of Sunair as of September 30, 2005. Spa Creek’s historical balance sheet as of September 30, 2005 is derived from unaudited client data, filed in previous Form 8-K/A. Ron Fee’s historical balance sheet as of September 30, 2005 is derived from unaudited client data.
Spa Creek Acquisition
(2)	Spa Creek entered into a definitive Asset Purchase Agreement by and among Middleton and Spa Creek. On December 16, 2005, Middleton acquired substantially all of the assets and assumed certain liabilities of Spa Creek for a total price of $5,733,419. The acquisition of Spa Creek has been accounted for using the purchase method of accounting. Purchase accounting requires that the assets and liabilities acquired be recorded at their fair value at the date of acquisition. The preliminary purchase price allocation, as follows, is based on managements’ best estimate of fair values.

Goodwill	$5,521,932
Customer list	262,000
Accounts receivable	132,929
Inventory	66,475
Property, plant and equipment	30,000
Customer deposits	(279,917)

Total	$5,733,419

(3)	In the acquisition of Spa Creek, Middleton did not purchase the assets and liabilities in its entirety. Adjustments are necessary to eliminate the assets and liabilities reported in the historical financial information of Spa Creek not acquired by Middleton. The acquisition agreement also incorporated consulting services from the prior owners in the amount of $15,000 per month for three months.

(4)	Spa Creek existed as a Limited Liability Company and was taxed as a partnership prior to the acquisition. In lieu of partnership income taxes, under the Internal Revenue Code the partners were taxed on their proportionate share of the Company’s taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.

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SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
Ron Fee Acquisition
(5)	Ron Fee entered into a definitive Asset Purchase Agreement by and among Middleton and Ron Fee. On March 31, 2006, Middleton acquired substantially all of the assets and assumed certain liabilities of Ron Fee for a total price of $5,525,000. The acquisition of Ron Fee has been accounted for using the purchase method of accounting. Purchase accounting requires that the assets and liabilities acquired be recorded at their fair value at the date of acquisition. The preliminary purchase price allocation, as follows, is based on managements’ best estimate of fair values.

Goodwlll	$3,330,000
Customer list	1,554,000
Accounts receivable	235,000
Inventory	91,000
Property, plant and equipment	440,000
Customer deposits	(96,000)
Notes payable	(29,000)

Total	$5,525,000

(6)	In the acquisition of Ron Fee, Middleton did not purchase the assets and liabilities in its entirety. Adjustments are necessary to eliminate the assets and liabilities reported in the historical financial information of Ron Fee not acquired by Middleton.
(7)	Ron Fee existed as a Subchapter S Corporation and was taxed under the provisions as such prior to the acquisition. In lieu of the Subchapter S provisions, Ron Fee did not pay federal corporate incomes taxes on its taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.
Stock Issuance
(8)	On January 27, 2006, Sunair completed the sales of its securities to investors in a private placement pursuant to purchase agreements, dated December 15, 2005. The securities sales transpired through two tranches. Pursuant to the purchase agreements, Sunair sold 2,857,146 shares of its common stock at a price per share of $5.25 and warrants to purchase 1,000,000 shares of its common stock at an exercise price of $6.30 (subject to adjustment) with net proceeds to Sunair of approximately $13.7 million. The issuance of stock in relation to this private placement assisted Sunair in the financing of the acquisitions.

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SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
Pro Forma Financial Statements — March 31, 2006
Spa Creek
(9)	The Spa Creek acquisition was completed on December 16, 2005. The March 31, 2006 balance sheet of Sunair incorporates the respective assets acquired and liabilities assumed in the acquisition. The March 31, 2006 statement of operations of Sunair includes the operations of Spa Creek for the period December 16, 2005 through March 31, 2006. The historical unaudited financial information for Spa Creek represents operations from October 1, 2005 through the date of acquisition (December 16, 2005) to reflect the combined pro forma information for the six month period ended March 31, 2006.

Spa Creek existed as a Limited Liability Company and was taxed as a partnership prior to the acquisition. In lieu of partnership income taxes, under the Internal Revenue Code the partners were taxed on their proportionate shares of the Company’s taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.
Ron Fee
(10)	The Ron Fee acquisition was completed on March 31, 2006. The March 31, 2006 balance sheet of Sunair incorporates the respective assets acquired and liabilities assumed in the acquisition. The March 31, 2006 statement of operations of Sunair does not include the operations of Ron Fee for the six months ended March 31, 2006. The historical unaudited financial information for Ron Fee represents the operations for the six month period ended March 31, 2006.

Ron Fee existed as a Subchapter S Corporation and was taxed under the provisions as such prior to the acquisition. In lieu of the Subchapter S provisions, Ron Fee did not pay federal corporate incomes taxes on its taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.

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